MORTGAGE
                           AND SECURITY
AGREEMENT


     KNOW ALL PERSONS BY THESE PRESENTS:
that EMERITUS CORPORATION, a Washington
corporation, also d/b/a Madison Glen
("Mortgagor"), in consideration of Ten and no/100 Dollars ($10.00) in hand paid and of the debt hereinafter mentioned, has granted, sold and conveyed and by these presents does grant, sell and convey unto BANK UNITED, a federal savings bank (the "Mortgagee"), and to its successors WITH MORTGAGE COVENANTS the Collateral, as defined below.

     R E C I T A L S:

     A.   This conveyance is made to secure
the payment of a debt in the principal sum of Five Million Five Hundred Thousand and No/100
Dollars ($5,500,000.00) (the "Loan"), which
Loan will be evidenced by a Promissory Note of even date herewith in the principal amount of Five Million Five Hundred Thousand and
No/100 Dollars ($5,500,000.00), executed by
the Mortgagor, payable to the order of
Mortgagee in installments with interest
thereon, (said Promissory Note, as the same may hereafter be renewed, extended or modified, being herein called the "Note").

     B.   Mortgagor is the owner of the
property described in Exhibit A attached hereto.

     C.   As a condition precedent to making
the Loan, the Mortgagee has required that the Mortgagor execute this Mortgage and Security
Agreement ("Mortgage") as security for the Loan and the other Loan Obligations (as hereinafter defined).

     AGREEMENT

     NOW, THEREFORE, for and in consideration of the Loan Obligations, whether now existing or hereafter arising, and to secure the prompt payment of same, including future advances, Mortgagor hereby irrevocably grants, bargains, sells, conveys, assigns, transfers, mortgages, pledges and sets over unto Mortgagee, its successors and assigns, and grants to Mortgagee a security interest in, all of the following described land and interests in land, estates, easements, rights, improvements, personal property, fixtures, equipment, furniture, furnishings, appliances and appurtenances, all whether now owned or hereafter acquired, and including replacements, additions, accessions, substitutions and products thereto (which property is hereinafter referred to collectively as the "Collateral"):

          (a)  The property located in the
Clearwater, Pinellas County, Florida as more particularly described in Exhibit A attached hereto and by this reference made a part hereof (collectively the "Property"); and

          (b)  All Improvements and
Equipment, all of which are hereby declared and shall be deemed to be fixtures and accessions to the Property and a part of the Property as between the parties hereto and all persons claiming by, through or under them, and which shall be deemed to be a portion of the security for the Loan
Obligations herein described to be secured by this Mortgage; and

          (c)  All Appurtenant Rights; and

          (d)  All Rents; and

          (e)  All Accounts, General
Intangibles, Instruments, Inventory, Money, and (to the full extent assignable) Permits;
and

          (f)  All Proceeds.

     TO HAVE AND TO HOLD the Collateral and
all parts thereof unto the Mortgagee, its successors and assigns forever, subject however to the terms and conditions herein:

     PROVIDED, HOWEVER, that these presents
are upon the condition that, if the Mortgagor shall pay to the Mortgagee the Loan
Obligations, at the times and in the manner stipulated herein, in the Note and in the other Loan Documents (as defined in the Loan
Agreement), all without any deduction or credit for taxes or other similar charges paid by the Mortgagor, and shall keep, perform, and observe all and singular the covenants and promises herein, in the Note and in each of the other Loan Documents expressed to be kept, performed, and observed, all without fraud or delay, then this Mortgage, and all the properties, interests, and rights hereby granted, bargained, and sold shall cease, determine, and be void, but shall otherwise remain in full force and effect.

     AND the Mortgagor covenants and agrees
with the Mortgagee and represents and
warrants unto Mortgagee as follows:

     ARTICLE I

     The following terms will have the
following meanings:

     "Accounts" means all accounts (including accounts receivable) arising from the
Property or any lease relating thereto or arising thereon.

     "Appurtenant Rights" means all
easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, minerals, flowers, shrubs, crops, trees, timber and other emblements now or hereafter appurtenant to, or used in connection with, or located on, under or above the Property, or any part or parcel thereof, and all ground leases, estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances, reversions, and remainders whatsoever, in any way belonging, relating or appertaining to the Property or any other Collateral, or any part thereof.

     "Equipment" means fixtures and equipment owned or leased by Mortgagor and located on, attached to or used in connection with the Property or Facility, including, but not limited to, all beds, linen, televisions, carpeting, telephones, cash registers, computers, lamps, glassware, rehabilitation equipment, and restaurant and kitchen equipment; provided, however, that with respect to any items which are leased and not owned, the Equipment shall include the leasehold interest only together with any options to purchase any of said items and any additional or greater rights with respect to such items which are hereafter acquired (but nothing herein shall permit the leasing of any Equipment except as otherwise expressly permitted herein or in the Loan Agreement unless Mortgagee's written consent is first obtained).


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


     "Facility" means the assisted living
facility located at the Property together with any other general or specialized care facilities, if any, now or hereafter operated by or for Mortgagor at the Property.

     "General Intangibles" means all general
intangibles and other intangible personal property arising out of or connected with the ownership or operation of the Property or the Facility by or for Mortgagor (other than Accounts, Rents, Instruments, Inventory,
Money and Permits), including, without limita tion, things in action, contract rights and other rights to payment of money, trade names and good will.

     "Improvements" means all buildings,
structures and improvements of every nature whatsoever now or hereafter situated on the Property, including, but not limited to, all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures, air conditioning equipment, carpeting and other floor coverings, water heaters, awnings and storm sashes, cleaning apparatus, signs, landscaping and parking areas, which are or shall be attached to the Property or said buildings, structures or improvements.

     "Instruments" means all instruments,
chattel paper, documents or other writings obtained from or in connection with the operation of the Property or the Facility
(including, without limitation, all ledger sheets, computer records and printouts, data bases, programs, books of account and files relating thereto).

     "Inventory" means all inventory from
time to time used at the Facility, including, but not limited to, food, beverages, other comestibles, soap, paper supplies, medical supplies, drugs and all other such goods, wares and merchandise held for sale to or for consumption or use by guests or residents of the Property or the Facility, including all such goods that are returned or repossessed.

     "Loan Agreement" means the Loan
Agreement of even date herewith between
Mortgagor and Mortgagee, as the same may be amended, modified or restated from time to time.

     "Loan Obligations" means the aggregate
of all principal and interest owing from time to time under the Note, and all expenses, charges, and other amounts from time to time owing under the Note, the Loan Agreement, this Mortgage or any other Loan Documents and all covenants, agreements and other obligations from time to time owing to, or for the benefit of, Mortgagee pursuant to the Loan Documents. Notwithstanding anything in this Mortgage to the contrary, this Mortgage does not secure any indebtedness, obligation or liability created by or arising from the Arizona Note (as defined in the Loan
Agreement) or any interest, premiums or other amounts, if any, thereon.


     "Money" means all monies, cash, rights
to deposit or savings accounts or other items of legal tender obtained from or for use in connection with the operation of the Facility by or for Mortgagor.

     "Note" has the meaning set forth in the
Recitals to this Mortgage.

     "Permits" means all licenses, permits,
certificates, approvals, authorizations and registrations obtained from any governmental or quasi-governmental authority and used or useful in connection with the ownership, operation, use or occupancy of the Property or the Facility, including, without limitation, business licenses, state health department licenses, food service licenses, licenses to conduct business, certificates of need and all such other permits, licenses and rights.

     "Permitted Encumbrances" means all
matters set forth in Mortgagee's title
insurance policy number 10-1265-02-0000089 issued by Chicago Title Insurance Company in connection with the Loan, provided that to the extent any of the same are listed as subordinate, such matters are permitted only so long as they are in fact subordinate to this Mortgage.

     "Proceeds" means all proceeds (whether
cash or noncash, moveable or immoveable, tangible or intangible), including proceeds of insurance and condemnation, from the sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the Collateral.

     "Rents" means all rent and other
payments of whatever nature from time to time payable pursuant to any lease of the Property or the Facility, or any part thereof, including, but not limited to, leases of individual apartments or units to residents and leases of retail space or other space at the Property for businesses such as newsstands, barbershops, beauty shops, physicians' offices, pharmacies and specialty shops.

     Singular terms shall include the plural
forms and vice versa, as applicable of the terms defined.

     All references to other documents or
instruments shall be deemed to refer to such documents or instruments as they may hereafter be extended, renewed, modified or amended, and all replacements and substitutions therefor.

     All other capitalized terms not
otherwise defined in this Mortgage shall have the meanings set forth in the Loan Agreement.

     ARTICLE II

     COVENANTS, AGREEMENTS, AND
REPRESENTATIONS
     OF MORTGAGOR

     2.01.  Performance of Loan Documents.
Mortgagor will perform, observe, and comply with all provisions hereof and of each of the other Loan Documents and duly and punctually will pay to the Mortgagee the sum of money expressed in the Note with interest thereon and all other sums required to be paid by the Mortgagor pursuant to the provisions of this Mortgage, all without any deduction or credit for taxes or other similar charges paid by the Mortgagor.

     2.02.  Warranty of Title.  The Mortgagor
is lawfully seized of an indefeasible estate in fee simple in the property hereby mortgaged and has good and absolute title to all other Collateral in which a security interest is herein granted, and Mortgagor has good right, full power and lawful authority to sell, convey, mortgage, and grant a security interest in the same in the manner and form aforesaid; that, except for Permitted Encumbrances and the Liens permitted by the Loan Agreement, the same are free and clear of all liens, charges, and encumbrances whatsoever, including, as to the Equipment, conditional sales contracts, chattel mortgages, security agreements, financing statements, and anything of a similar nature, and that Mortgagor shall and will warrant and forever defend the title thereto unto the Mortgagee its successors and assigns, against the lawful claims of all persons whomsoever.

     2.03  Taxes, Liens and Other Charges.

          (a)  Subject to Section 2.04
hereof, Mortgagor shall pay, on or before the delinquency date thereof, all taxes, levies, license fees, permit fees and all other charges (in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen) of every character whatsoever (including all penalties and interest thereon) now or hereafter levied, assessed, confirmed or imposed on, or in respect of, or which may be a lien upon the Collateral, or any part thereof, or any estate, right or interest therein, or upon the rents, issues, income or profits thereof, and shall submit to Mortgagee such evidence of the due and punctual payment of all such taxes, assessments and other fees and charges as may be required by law. Mortgagor shall have the right before they become delinquent to contest or object to the amount or validity of any such tax, assessment, fee or charge by appropriate legal proceedings, but this shall not be deemed or construed in any way as relieving, modifying or extending
Mortgagor's covenant to pay any such tax, assessment, fee or charge at the time and in the manner provided herein, unless Mortgagor has given prior written notice to Mortgagee of Mortgagor's intent to so contest or object, and unless (i) Mortgagor shall demonstrate to Mortgagee's satisfaction that the legal proceedings shall conclusively operate to prevent the sale of the Collateral, or any part thereof, to satisfy such tax, assessment, fee or charge prior to final determination of such proceedings; and
(ii) Mortgagor shall diligently pursue such contest; provided, however, that upon request
Mortgagor shall deposit with Mortgagee all amounts required by Section 2.04 including any penalties, interests or charges in connection with such contested taxes; and provided further that Mortgagee shall be entitled to pay in full any and all contested taxes where a lien has been filed against the Property in connection with the same.

          (b)  Mortgagor shall pay, on or
before the due date thereof, all taxes,
assessments, charges, expenses, costs and fees which may now or hereafter be levied upon, or assessed or charged against, or incurred in connection with, the Note, this Mortgage or any other Loan Documents, except for Mortgagee's income, franchise or other taxes levied against Mortgagee (other than recording fees and taxes assessed with respect to the recording of this Mortgage).

          (c)  Mortgagor shall pay, on or
before the due date thereof, all premiums on policies of insurance covering, affecting or relating to the Collateral, as required by the Loan Agreement unless the same is required to be escrowed with the Mortgagee, all ground lease rents, if applicable; and all utility charges with respect to the Collateral, or which may become a charge or lien against the Collateral, for gas, electri city, water and sewer services and the like furnished to the Collateral, and all other public or private assessments or charges of a similar nature affecting the Collateral or any portion thereof, whether or not the nonpayment of same may result in a lien thereon. Mortgagor shall submit to Mortgagee such evidence of the due and punctual payment of all such premiums, rentals and other sums as Mortgagee may reasonably require.

          (d)  Mortgagor shall not suffer any
mechanic's, materialman's, laborer's,
statutory or other lien (except as expressly permitted by the Loan Agreement) to be created or remain outstanding against the Collateral; provided, however, that Mortgagor may contest any such lien in good faith by appropriate legal proceedings provided the lien is bonded off and removed as an encumbrance upon the Collateral. Mortgagee has not consented and will not consent to the performance of any work or the furnishing of any materials which might be deemed to create a lien or liens superior to the lien hereof.

          (e)  In the event of the passage of
any state, federal, municipal or other
governmental law, order, rule or regulation, subsequent to the date hereof, in any manner changing or modifying the laws now in force governing the taxation of mortgages or security agreements or debts secured thereby or the manner of collecting such taxes so as to adversely affect Mortgagee, Mortgagor will upon request (together with the applicable invoice, bill or notice therefor) pay any such tax on or before the due date thereof.
If Mortgagor fails to make such prompt
payment or if, in the reasonable opinion of Mortgagee, any such state, federal, municipal, or other governmental law, order, rule or regulation prohibits Mortgagor from making such payment or would penalize
Mortgagee if Mortgagor makes such payment or if, in the reasonable opinion of Mortgagee, the making of such payment might result in the imposition of interest beyond the maximum amount permitted by applicable law, then the entire balance of the Loan Obligations shall, at the option of Mortgagee, become immediately due and payable.

          (f)  The Mortgagor hereby
indemnifies and holds Mortgagee harmless from any sales or use tax that may be imposed on the Mortgagee by virtue of Mortgagee's Loan to Mortgagor.

     2.04  Monthly Deposits.   Following any
Event of Default, Mortgagor shall deposit with Mortgagee, on the due date of each installment under the Note, an amount equal to one-twelfth (1/12) of the yearly taxes and assessments and insurance premiums as estimated by the Mortgagee to be sufficient to pay such charges; said deposits to be held and to be used by Mortgagee to pay current taxes and assessments, insurance premiums and other charges on the Collateral as the same accrue and are payable. Payment from said sums for said purposes shall be made by Mortgagee and may be made even though such payments will benefit subsequent owners of the Collateral. Said deposits shall not be, nor be deemed to be, trust funds, but may be, to the extent permitted by applicable law, commingled with the general funds of Mortgagee without payment of interest. If said deposits are insufficient to pay the taxes and assessments, insurance premiums and other charges in full as the same become pay able, Mortgagor will deposit with Mortgagee such additional sum or sums as may be required in order for Mortgagee to pay such taxes and assessments, insurance premiums and other charges in full as the same become due and payable. Upon any Event of Default and acceleration of the maturity date of the Loan, Mortgagee may, at its option, apply any money in the fund relating from said deposits to the payment of the Loan Obligations in such manner as it may elect.

     2.05  Condemnation.

     The terms and provisions of the Loan
Agreement shall govern in the event that all or any part of the Collateral shall be damaged or taken through condemnation (which term when used in this Mortgage shall include any damage or taking by any governmental authority, and any transfer by private sale in lieu thereof), either temporarily or permanently. Mortgagor, immediately upon obtaining knowledge of any institution, or any proposed, contemplated or threatened institution of any action or proceeding for the taking through condemnation of the Collateral or any part thereof, will notify
Mortgagee. Subject to the terms and
provisions of the Loan Agreement, all
compensation, awards, damages, claims, rights of action and proceeds in connection with any condemnation and the right thereto are hereby assigned by Mortgagor to Mortgagee, and Mortgagee is authorized, at its option, to collect and receive all such compensation, awards or damages and to give proper receipts and acquittances therefor without any obligation to question the amount of any such compensation, awards or damages.

     2.06  Care of Collateral.

          (a)  Mortgagor will keep the
Improvements in good condition and repair, will not commit or suffer any waste and will not do or suffer to be done anything which would or could reasonably be expected to increase the risk of fire or other hazard to the Collateral or any other part thereof or which would or could result in the cancellation of any insurance policy carried with respect to the Collateral.

          (b)  Mortgagor will not remove,
demolish or alter the structural character of any Improvements without the written consent of Mortgagee, which such consent shall not be unreasonably withheld, nor make or permit use of the Collateral for any purpose other than that for which the same are now used and such ancillary purposes related thereto as may be approved by Mortgagee.

          (c)  If the Collateral or any part
thereof is damaged by fire or any other
cause, Mortgagor will give immediate written notice thereof to Mortgagee.

          (d)  Mortgagee or its
representative is hereby authorized to enter upon and inspect the Collateral on reasonable notice (other than in an emergency) during normal business hours.

          (e)  Mortgagor will promptly comply
with all present and future laws, ordinances, rules and regulations of any governmental authority affecting the Collateral or any part thereof.

          (f)  The terms and provisions of
the Loan Agreement shall govern in the event that (i) all or any part of the Collateral shall be damaged by fire or other casualty, or (ii) all or any part of the Collateral shall be taken or damaged through condemnation.

     2.07  Leases; Management Agreements.

     Mortgagor shall not, without the prior
written consent and approval of Mortgagee, enter into any lease or permit any tenancy or enter into or permit any management agreement, of or affecting the Collateral, except as expressly permitted by the Loan
Documents.

     2.08  Further Assurances; After-Acquired
Property. At any time, and from time to time, upon request by Mortgagee, Mortgagor will make, execute and deliver or cause to be made, executed and delivered to Mortgagee and, where appropriate, cause to be recorded and/or filed and from time to time thereafter to be rerecorded and/or refiled at such time and in such offices and places as shall be deemed desirable by Mortgagee (i) to perfect and protect the security interest created or purported to be created hereby; (ii) to enable the Mortgagee to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) to effect otherwise the purposes of this Mortgage, including, without limitation: (A) executing and filing such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that the Mortgagee may request in order to perfect and preserve the security interest created by this Mortgage as a first and prior security interest upon and security title in and to all of the Collateral, whether now owned or hereafter acquired by Mortgagor; (B) if certificates of title are now or hereafter issued or outstanding with respect to any of the Collateral, by immediately causing the interest of Mortgagee to be properly noted thereon at Mortgagor's expense; and (C) furnishing to the Mortgagee from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Mortgagee may request, all in reasonable detail. Upon any failure by Mortgagor so to do, Mortgagee may make, execute, record, file, re-record and/or refile any and all such financing statements, continuation statements, or amendments thereto, certificates, and documents for and in the name of Mortgagor, and Mortgagor hereby irrevocably appoints Mortgagee the agent and attorney-in-fact of Mortgagor so to do. The lien of this Mortgage will automatically attach, without further act, to all after-acquired property attached to and/or used in the operation of the Collateral or any part thereof.

     2.09  Indemnity; Expenses.  Mortgagor
will pay or reimburse Mortgagee for all
reasonable attorney's fees, costs and
expenses incurred by Mortgagee in any suit, action, arbitration, trial, appeal, bankruptcy or other legal proceeding or dispute of any kind in which Mortgagee is made a party or appears as party plaintiff or defendant, affecting the Loan Obligations, this Mortgage or the interest created herein, or the Collateral, or any appeal thereof, including, but not limited to, any foreclosure action, any condemnation action involving the Collateral or any action to protect the security hereof, any bankruptcy or other insolvency proceeding commenced by or against the Mortgagor, any lessee of the Collateral (or any part thereof), or any guarantor of any of the Loan Obligations but specifically excluding any action between
Mortgagor and Mortgagee in which Mortgagor is the prevailing party, and any such amounts paid by Mortgagee shall be added to the Loan
Obligations and shall be secured by this Mortgage. Mortgagor will indemnify and hold
Mortgagee harmless from and against all
claims, damages, and expenses, including reasonable attorney's fees and court costs, resulting from any action by a third party against Mortgagee relating to this Mortgage or the interest created herein, or the Coll ateral, including, but not limited to, any action or proceeding claiming loss, damage or injury to person or property, or any action or proceeding claiming a violation of any national, state or local law, rule or regulation, provided Mortgagor shall not be required to indemnify Mortgagee for matters directly and solely caused by Mortgagee's willful misconduct or gross negligence.
Mortgagor acknowledges that it has undertaken the obligation to pay all intangible taxes, and documentary taxes and other taxes now or hereafter due in connection with the Loan
Obligations and the Loan Documents (or the recording thereof), and Mortgagor agrees to indemnify and hold Mortgagee harmless from any intangibles, documentary stamp and other taxes, and any interest or penalties, which the Mortgagee may hereafter be required to pay in connection with the Loan Obligations or Loan Documents (or the recording thereof).
The agreements of this Section shall
expressly survive satisfaction of this
Mortgage and repayment of the Loan
Obligations.

     2.10  Estoppel Affidavits.  Mortgagor,
upon ten (10) days prior written notice, shall furnish the Mortgagee a written state ment, duly acknowledged, based upon its records, setting forth the unpaid principal of, and interest on, the Loan Obligations, stating whether or not to its knowledge any offsets or defenses exist against the Loan
Obligations, or any portion thereof, and, if such offsets or defenses exist, stating in detail the specific facts relating to each such offset or defense. Mortgagee, upon ten
(10) days prior written notice, and not more than once every twelve (12) months, shall furnish the Mortgagor a written statement, duly acknowledged, based upon its records, setting forth the unpaid principal of, and interest on, the Loan Obligations, and stating whether or not to its knowledge any default exists under the Loan Obligations.

     2.11  Limit of Validity.  If from any
circumstances whatsoever, fulfillment of any provision of this Mortgage, the Note or any other Loan Document, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Mortgage, the Note, or any other Loan Document that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity. The provisions of this Section shall control every other pro vision of this Mortgage, the Note and any other Loan Document.

     2.12  Compliance with Applicable
Environmental Laws. Mortgagor has entered into a separate Certificate and
Indemnification Regarding Hazardous
Substances dated of even date herewith and given in connection with the Note, the provisions of which are deemed incorporated herein by this reference.

     ARTICLE III

     EVENTS OF DEFAULT; REMEDIES

     3.01  Events of Default.  The terms
"Event of Default" or "Events of Default," wherever used in this Mortgage, shall mean any one or more of the following events:

          (a)  The occurrence of any Event of
Default (as therein defined) under any other
Loan Documents; or

          (b)  The sale, transfer, lease
(other than as permitted by the terms
hereof), assignment, or other disposition, voluntarily or involuntarily, of the
Collateral, or any part thereof or any
interest therein, including a sale or
transfer in lieu of condemnation, or, except for Permitted Encumbrances, any further encumbrance of the Collateral, unless expressly permitted by the Loan Agreement or unless the prior written consent of Mortgagee is obtained (which consent may be withheld with or without cause in Mortgagee's discretion).

     3.02  Acceleration of Maturity.  If an
Event of Default shall have occurred, then the entire Loan Obligations shall, at the option of Mortgagee, immediately become due and payable without notice or demand, time being of the essence of this Mortgage, and no omission on the part of Mortgagee to exercise such option when entitled to do so shall be construed as a waiver of such right.

     3.03 Right to Enter and Take Possession.

          (a)  If an Event of Default shall
have occurred and be continuing, Mortgagor, upon demand of Mortgagee, shall forthwith surrender to Mortgagee the actual possession of the Collateral and, if and to the extent permitted by law, Mortgagee itself, or by such officers or agents as it may appoint, may enter and take possession of all or any part of the Collateral without the appointment of a receiver or an application therefor, and may exclude Mortgagor, and its agents and employees wholly therefrom, and take possession of the books, papers and accounts of Mortgagor;

          (b)  If Mortgagor shall for any
reason fail to surrender or deliver the
Collateral or any part thereof after such demand by Mortgagee, Mortgagee may obtain a judgment or decree conferring upon Mortgagee the right to immediate possession or requiring Mortgagor to deliver immediate possession of the Collateral to Mortgagee.
Mortgagor will pay to Mortgagee, upon demand, all expenses of obtaining such judgment or decree, including compensation to Mortgagee, its attorneys and agents, and all such expenses and compensation shall, until paid, become part of the Loan Obligations and shall be secured by this Mortgage;

          (c)  Upon every such entering upon
or taking of possession, Mortgagee may hold, store, use, operate, manage and control the Collateral and conduct the business thereof, and, from time to time (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property; (ii) insure or keep the Collateral insured; (iii) manage and operate the Collateral and exercise all of the rights and powers of Mortgagor to the same extent as Mortgagor could in its own name or otherwise act with respect to the same; and (iv) enter into any and all agree ments with respect to the exercise by others of any of the powers herein granted to Mortgagee all as Mortgagee from time to time may determine to be in its best interest.
Mortgagee may collect and receive all the rents, issues, profits and revenues from the Collateral, including those past due as well as those accruing thereafter, and, after deducting (A) all reasonable expenses of taking, holding, managing and operating the Collateral (including reasonable compensation for the services of all persons employed for such purposes); (B) the reasonable cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improve ments, purchases and acquisitions; (C) the reasonable cost of such insurance; (D) such taxes, assessments and other similar charges as Mortgagee may at its option pay; (E) other proper charges upon the Collateral or any part thereof; and (F) the reasonable compen sation, expenses and disbursements of the attorneys and agents of Mortgagee, Mortgagee shall apply the remainder of the monies and proceeds so received by Mortgagee, first, to the payment of accrued interest; second, to the payment of deposits for taxes and insurance required in this Mortgage and to other sums required to be paid hereunder;
and third, to the payment of overdue
installments of principal and any other
unpaid Loan Obligations then due. Anything in this Section to the contrary notwithstanding, Mortgagee shall not be obli gated to discharge or perform the duties of a landlord to any tenant or incur any liability as a result of any exercise by Mortgagee of its rights under this Mortgage unless
Mortgagee is in possession and is operating the Collateral, and Mortgagee shall be liable to account only for the rents, incomes, issues and profits actually received by Mortgagee and for Mortgagee's gross or wilful misconduct in exercising its rights hereunder.

          (d)  If an Event of Default shall
exist, Mortgagee may require that Mortgagor cause all of its Accounts and Rents to be paid to Mortgagee directly or to one or more deposit accounts with Mortgagee. Mortgagor assigns and grants to Mortgagee a security interest in, pledge of and right of setoff against all moneys from time to time held in such deposit accounts. Mortgagor agrees to promptly notify all of its account debtors and tenants to make payments to Mortgagee or one or more such deposit accounts upon Mortgagee's request and as designated by Mortgagee, and Mortgagor agrees to provide any necessary endorsements to checks, drafts and other forms of payment so that such payments will be properly deposited in such accounts. Mortgagee may require that the deposit accounts be established so as to comply with any applicable legal requirements, if any, applicable to payments of any accounts receivable. Mortgagee may cause moneys to be withdrawn from such deposit accounts and applied to the Loan
Obligations in such order as Mortgagee may elect, whether or not then due. Mortgagor appoints Mortgagee as its attorney-in-fact, which appointment is coupled with an interest and is irrevocable, to provide any notice, endorse any check, draft or other payment for deposit, or take any other action which Mortgagor agrees to take in this Section 3.03
(d).  Mortgagee shall not be liable for
failure to collect any Accounts or Rents, or to enforce the contracts or leases pursuant to which such Accounts or Rents are payable, or, absent gross negligence or wilful misconduct, for any action or omission on the part of Mortgagee, its officers, agents and employees in collecting or enforcing such Accounts, Rents, contracts or leases.

     3.04  Performance by Mortgagee.  Upon
the occurrence of an Event of Default in the payment, performance or observance of any term, covenant or condition of this Mortgage, Mortgagee may, at its option, pay, perform or observe the same, and all payments made or costs or expenses incurred by Mortgagee in connection therewith, with interest thereon at the Default Rate or at the maximum rate from time to time allowed by applicable law, whichever is less, shall be secured hereby and shall be, without demand, immediately repaid by Mortgagor to Mortgagee. Mortgagee shall be the sole judge of the necessity for any such actions and of the amounts to be paid. Mortgagee is hereby empowered to enter and to authorize others to enter upon the Collateral or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Mortgagor or any person in possession holding under Mortgagor absent Mortgagee's gross negligence or wilful misconduct. Notwithstanding anything to the contrary herein, Mortgagee shall have no obligation, explicit or implied to pay, perform, or observe any term, covenant, or condition.

     3.05  Receiver.  If any Event of Default
shall have occurred and be continuing,
Mortgagee, upon application to a court of competent jurisdiction, shall be entitled as a matter of strict right, without regard to the sufficiency or value of any security for the Loan Obligations or the solvency of any party bound for its payment, to the appointment of a receiver to take possession of and to operate the Collateral and to collect and apply the rents, issues, profits and revenues thereof. Mortgagee agrees to provide Mortgagor with notice of such application unless emergency relief is necessary to prevent further loss and/or diminution in value to the Property, in which case no notice need be given to Mortgagor.
The receiver shall have all of the rights and powers permitted under the laws of the state wherein the Property is situated. Mortgagor will pay unto Mortgagee upon demand all expenses, including receiver's fees, attorney's fees, costs and agent's compensation, incurred pursuant to the provisions of this Section, and upon any Mortgagor's failure to pay the same, any such amounts shall be added to the Loan
Obligations and shall be secured by this Mortgage.

     3.06  Mortgagee's Power of Enforcement.
If an Event of Default shall have occurred and be continuing, the Mortgagee may, either with or without entry or taking possession as hereinabove provided or otherwise, proceed by suit or suits at law or in equity or any other appropriate proceeding or remedy (a) to enforce payment of the Note or the performance of any term thereof or any other right, (b) to foreclose this Mortgage and to sell, as an entirety or in separate lots or parcels, the Collateral, as provided by applicable Florida law, and (c) to pursue any other remedy available to it, all as the Mortgagee shall deem most effectual for such purposes. The Mortgagee shall take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession, as the Mortgagee may determine.

     3.07  Purchase by Mortgagee.  Upon any
foreclosure sale, Mortgagee may bid for and purchase the Collateral and shall be entitled to apply all or any part of the Loan
Obligations as a credit to the purchase
price.

     3.08  Application of Proceeds of Sale.
In the event of a foreclosure or other sale of all or any portion of the Collateral, the proceeds of said sale shall be applied, first, to the expenses of such sale and of all proceedings in connection therewith, including reasonable attorney's fees and expenses (and attorney's fees and expenses shall become absolutely due and payable whenever foreclosure is commenced); then to insurance premiums, liens, assessments, taxes and charges, including utility charges and any other amounts advanced by Mortgagee hereunder, and interest thereon at the Default Rate or at the maximum rate from time to time allowed by applicable law, whichever is less; then to payment of the Loan
Obligations in such order of priority as Mortgagee shall determine, in its sole discretion; and finally the remainder, if any, shall be paid to Mortgagor or to the person or entity lawfully entitled thereto.

     3.09  Mortgagor as Tenant Holding Over.
In the event of any such foreclosure sale, and if Mortgagor shall remain in possession, Mortgagor shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over.

     3.10  Waiver of Appraisement, Valuation,
Etc. Mortgagor agrees, to the full extent permitted by law, that in case of an Event of Default hereunder, neither Mortgagor, nor anyone claiming through or under Mortgagor will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, exemption or laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, or the absolute sale of the Collateral, or the delivery of possession thereof immediately after such sale to the purchaser at such sale, and Mortgagor, for itself and all who may at any time claim through or under it, hereby waives to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets subject to the security interest of this Mortgage marshaled upon any foreclosure or sale under the power herein granted.

     3.11  Waiver of Homestead.  Mortgagor
hereby waives and renounces all homestead and exemption rights provided for by the Constitution and the laws of the United
States and of any state, in and to the
Collateral as against the collection of the Loan Obligations, or any part thereof.

     3.12  Discontinuance of Proceedings.  In
case Mortgagee shall have proceeded to
enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Mortgagee, then in every such case, Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Mortgagee shall continue as if no such proceedings had occurred.

     3.13  Remedies Not Exclusive.  Mortgagee
shall be entitled to enforce payment and performance of the Loan Obligations and to exercise all rights and powers under this Mortgage or under any other of the Loan
Documents or other agreement or under any laws now or hereafter in force, notwithstanding that some or all of the Loan
Obligations may now or hereafter be otherwise secured, whether by mortgages, deeds of trust, deeds to secure debt, pledges, liens, assignments or otherwise. Neither the acceptance of this Mortgage nor its enforcement shall prejudice or in any manner affect Mortgagee's right to realize upon or enforce any other security now or hereafter held by Mortgagee as security for the performance of Mortgagor's obligations under the Loan Documents, it being agreed that Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by Mortgagee as security for the performance of Mortgagor's obligations under the Loan Documents in such order and manner as it may in its absolute discretion determine. No right or remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan
Documents to Mortgagee or to which it
otherwise may be entitled, may be exercised concurrently or independently, from time to time and as often as may be deemed expedient by Mortgagee, and it may pursue inconsistent remedies.

     3.14  Waiver.

          (a)  No delay or omission by
Mortgagee or by any holder of the Note to exercise any right, power or remedy accruing upon any default or Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such default, or acquiescence therein, and every right, power and remedy given by this Mortgage to Mortgagee may be exercised from time to time and as often as may be deemed expedient by Mortgagee. No consent or waiver expressed or implied by Mortgagee to or of any breach or default by Mortgagor in the performance of the obligations of Mortgagor hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of the same or any other obligations of Mortgagor hereunder. Failure on the part of Mortgagee to complain of any act or failure to act or failure to declare an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by Mortgagee of its rights hereunder or impair any rights, powers or remedies of Mortgagee hereunder.

          (b)  No act or omission by
Mortgagee shall release, discharge, modify, change or otherwise affect the original liability under the Note, this Mortgage, the other Loan Documents or any other obligation of Mortgagor or any subsequent purchaser of the Collateral or any part thereof hereunder or thereunder, or any maker, co-signer, endorser, surety or guarantor, nor preclude
Mortgagee from exercising any right, power or privilege herein granted or intended to be granted in the event of any default or Event of Default then existing or of any subsequent default or Event of Default, nor alter the lien of this Mortgage, except as expressly provided in an instrument or instruments executed by Mortgagee. Without limiting the generality of the foregoing, Mortgagee may
(i) grant forbearance or an extension of time for the payment of all or any portion of the Loan Obligations; (ii) take other or additional security for the payment of any of the Loan Obligations; (iii) waive or fail to exercise any right granted herein, in the Note or in other Loan Documents; (iv) release any part of the Collateral from the security interest or lien of this Mortgage or otherwise change any of the terms, covenants, conditions or agreements of the Note, this Mortgage or other Loan Documents; (v) consent to the filing of any map, plat or replat affecting the Collateral; (vi) consent to the granting of any easement or other right affecting the Collateral; (vii) make or consent to any agreement subordinating the security title or lien hereof, or (viii) take or omit to take any action whatsoever with respect to the Note, this Mortgage, the other
Loan Documents, the Collateral or any
document or instrument evidencing, securing or in any way related to the Loan
Obligations, all without releasing, discharg ing, modifying, changing or affecting any such liability, or precluding Mortgagee from exercising any such right, power or privilege or affecting the lien of this Mortgage. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Collateral, Mortgagee, without notice, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Collateral or the Loan
Obligations, or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings of Mortgagor, any guarantor of the Loan Obligations or others which remains outstanding after such sale or transfer.

          (c)  Mortgagor waives and
relinquishes any and all rights, whether at law or equity, to require Mortgagee to proceed to enforce or exercise any rights, powers and remedies under the Loan Documents in any particular manner, in any particular order, or in any particular state or other jurisdiction. To the fullest extent that Mortgagor may do so, Mortgagor agrees that Mortgagor will not at any time insist upon, plead, claim, or take the benefit or advantage of any law now or hereafter in force providing for any valuation, appraisement, stay of execution or extension, and Mortgagor, and its representatives, successors and assigns, and for any and all persons ever claiming any interest in the Collateral, to the extent permitted by law, hereby waive and release all rights of valuation, appraisement, marshalling, stay of execution, and extension. Mortgagor further agrees that if any law referred to in this paragraph and now in force, of which Mortgagor, or its representatives, successors or assigns or other person might take advantage despite this paragraph, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this paragraph. Mortgagor expressly waives and relinquishes any and all rights and remedies that they may have or be able to assert by reason of the laws of the state of jurisdiction pertaining to the rights and remedies of sureties.

          (d)  The Mortgagor on behalf of
itself and all other parties claiming under the Mortgagor hereby waives all claims for marshalling-of-assets under applicable law.

     Mortgagor makes these arrangements,
waivers and relinquishments knowingly and as a material inducement to Mortgagee in making the Loan, after consulting with and considering the advice of independent legal counsel selected by Mortgagor.

     3.15  Suits to Protect the Collateral.
Mortgagee shall have power to institute and maintain such suits and proceedings as it may deem expedient (a) to prevent any impairment of the Collateral by any acts which may be unlawful or constitute a default or Event of Default under this Mortgage; (b) to preserve or protect its interest in the Collateral and in the rents, issues, profits and revenues arising therefrom; and (c) to restrain the enforcement of or compliance with any legisla tion or other governmental enactment, rule or order that may be unconstitutional or other wise invalid, if the enforcement of or compliance with such enactment, rule or order would materially impair the security hereunder or be prejudicial to the interest of Mortgagee.

     3.16  Proofs of Claim.  In the case of
any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting
Mortgagor or its their creditors or property, Mortgagee, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Mortgagee allowed in such proceedings for the entire amount due and payable by Mortgagor under this Mortgage (subject to the exculpation of Mortgagor hereinafter provided) at the date of the institution of such proceedings and for any additional amount which may become due and payable by Mortgagor hereunder after such date.

     3.17 Non-Liability of Mortgagee.  The
Mortgagee shall not be liable for any error of judgment or act done by Mortgagee in good faith, or be otherwise responsible or accountable to Mortgagor under any circumstances whatsoever absent Mortgagee's gross negligence or wilful misconduct, nor shall Mortgagee be personally liable, in case of entry by it or anyone entering by virtue of the powers herein granted upon the Property, for debts contracted or liability or damages incurred in the management or operation of the Property, or otherwise absent Mortgagee's gross negligence or wilful misconduct. The Mortgagee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by the Mortgagee hereunder, believed by the
Mortgagee in good faith to be genuine.
Mortgagee shall be entitled to reimbursement for actual, reasonable expenses incurred by it in the performance of its duties hereunder and to reasonable compensation for such of its services hereunder as shall be rendered.
Mortgagor will, from time to time, pay the compensation due to Mortgagee hereunder and reimburse Mortgagee for, and save it harmless from and against, any and all liability and expenses which may be incurred by Mortgagee in the enforcement of its rights hereunder.

     ARTICLE IV

     SECURITY AGREEMENT; MISCELLANEOUS

     4.01 Security Agreement.  This Mortgage
creates a lien on and a security interest in that part of the Collateral which constitutes personal property under any applicable
Uniform Commercial Code, and shall constitute a security agreement under the applicable
Uniform Commercial Code or other law
applicable to the creation of liens on
personal property between Mortgagor and
Mortgagee. This Mortgage shall constitute a financing statement under the applicable
Uniform Commercial Code with Mortgagor as the
"debtor" and Mortgagee as the "secured
party". If an Event of Default occurs, the Mortgagee shall have all rights and remedies of a secured party under the applicable
Uniform Commercial Code.

     4.02 Assembly of Collateral.   Upon the
occurrence of an Event of Default, the
Mortgagor shall assemble, if requested by the Mortgagee, at its expense, all of the personal property Collateral and the documents evidencing such personal property
Collateral and the books and records
applicable thereto and make them available to the Mortgagee at a place to be designated by the Mortgagee.

     4.03 Successors and Assigns.  This
Mortgage shall inure to the benefit of and be binding upon Mortgagor, Mortgagee and their respective heirs, executors, legal representatives, successors, successors-in-title, and assigns. Whenever a reference is made in this Mortgage to "Mortgagor", "Mortgagee" or "Mortgagee" such reference shall be deemed to include a reference to the heirs, executors, legal representatives, successors, successors-in-title and assigns of Mortgagor or Mortgagee, as the case may be, but shall not imply any permission to make or permit any transfer which is otherwise prohibited.

     4.04  Terminology.  All personal
pronouns used in this Mortgage, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa.
Titles and Articles are for convenience only and neither limit nor amplify the provisions of this Mortgage, and all references herein to Articles, Sections or subparagraphs shall refer to the corresponding Articles, Sections or subparagraphs of this Mortgage unless specific reference is made to Articles, Sections or subparagraphs of another document or instrument.

     4.05  Severability; Complete Agreement.
If any provisions of this Mortgage or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Mortgage and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law. This Mortgage, the Note and the other
Loan Documents constitute the full and
complete agreement of the parties and
supersede all prior negotiations, correspon dence, and memoranda relating to the subject matter hereof, and this Mortgage may not be amended except by a writing signed by the parties hereto.

     4.06  Applicable Law.  This Mortgage
shall be governed by and construed in
accordance with laws of the State of Texas and the applicable laws of the United States of America without regard to choice of law principles. This Mortgage has been entered into in Harris County, Texas, and it shall be performable for all purposes in Harris
County, Texas.  Courts within the State of
Florida shall have jurisdiction to enforce arbitration awards entered pursuant to
Section 4.12 hereof and to enforce security interests in the Collateral located within the State of Florida. Subject to Section 4.12 hereof, courts within the State of Texas shall have jurisdiction over any and all disputes between Mortgagor and Mortgagee, whether in law or equity, including, but not limited to, any and all disputes arising out of or relating to this Mortgage or any of the other Loan Documents; and venue in any such dispute whether in federal or state court shall be laid in Harris County, Texas.
Notwithstanding the foregoing, the laws of the State of Florida shall govern the perfection of any lien or security interest in collateral granted hereunder and the foreclosure or execution upon any lien or security interest in such collateral. If, for any reason or to any extent any word, term, provision, or clause of this Mortgage or any of the other Loan Documents, or its application to any person or situation, shall be found by a court or other adjudicating authority to be invalid or unenforceable, the remaining words, terms, provisions or clauses shall be enforced, and the affected word, term, clause or provision shall be applied, to the fullest extent permitted by law.

     4.07  Limitation of Interest.  It is the
intent of Mortgagor and Mortgagee in the execution of this Mortgage and all other Loan
Documents to contract in strict compliance with the usury laws governing the Loan evidenced by the Note. In furtherance thereof, Mortgagee and Mortgagor stipulate and agree that none of the terms and provisions contained in the Loan Documents shall ever be construed to create a contract for the use, forbearance, or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by the laws governing the Loan. Mortgagor or any guarantor, endorser or other party now or hereafter becoming liable for the payment of the Loan or other amounts due to Mortgagee shall never be liable for unearned interest on the Loan or other amounts due to Mortgagee and shall never be required to pay interest on the Loan or other amounts due to Mortgagee at a rate in excess of the maximum interest that may be lawfully charged under the laws governing the Loan, and the provisions of this paragraph shall control over all other provisions of the Note and any other instrument executed in connection herewith which may be in apparent conflict herewith.
In the event any holder of the Note shall collect monies that are deemed to constitute interest and that would otherwise increase the effective interest rate on the Loan or other amounts due to Mortgagee to a rate in excess of that permitted to be charged by the laws governing the Loan, all such sums deemed to constitute interest in excess of the legal rate shall be applied to the unpaid principal balance of the Note (without penalty or premium) and if in excess of such balance, shall be immediately returned to the Mortgagor upon such determination.

     4.08  Notices, etc.  All notices and
other communications provided for hereunder shall be in writing and be given in accordance with the provisions of the Loan
Agreement. All notices to Mortgagor shall be sent care of Mortgagor at Mortgagor's address therein and shall be deemed received when sent in accordance with such provisions.

     4.09  Replacement of Note.  Upon receipt
of evidence reasonably satisfactory to
Mortgagor of the loss, theft, destruction or mutilation of the Note, and in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to Mortgagor or, in the case of any such mutilation, upon surrender and cancellation of such Note, Mortgagor at Mortgagee's expense will execute and deliver, in lieu thereof, a replacement note, identical in form and substance to such Note and dated as of the date of such Note, and upon such execution and delivery all references in this Mortgage to the Note shall be deemed to include and refer to such replacement note.

     4.10  Assignment.  This Mortgage is
assignable by Mortgagee and any assignment hereof by Mortgagee shall operate to vest in the assignee all rights and powers herein con ferred upon and granted to Mortgagee.

     4.11  Time of the Essence.  Time is of
the essence with respect to each and every covenant, agreement and obligation of
Mortgagor under this Mortgage, the Note and all other Loan Documents.

     4.12  Arbitration.

          (a)  To the maximum extent not
prohibited by law, any controversy, dispute or claim arising out of, in connection with, or relating to the Loan Obligations, this Mortgage or any of the other Loan Documents or any transaction provided for therein, including but not limited to, any claim based on or arising from an alleged tort or an alleged breach of any agreement contained in this Mortgage or any of the other Loan
Documents, shall, at the request of any party to the Loan Obligations, this Mortgage or any of the other Loan Documents (either before, concurrently with or after the commencement of judicial proceedings), be settled by arbitration pursuant to Title 9 of the United
States Code, which the parties hereto
acknowledge and agree applies to the
transaction involved herein, and in
accordance with the Commercial Arbitration
Rules of the American Arbitration Association
(the "AAA").  If Title 9 of the United States
Code is inapplicable to any such claim,
dispute or controversy for any reason, such arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the AAA. In any such arbitration proceeding: (i) all statutes of limitations which would otherwise be applicable shall apply; and (ii) the proceeding shall be conducted in Houston, Texas, by a single arbitrator, if the amount in controversy is $1 million or less, or by a panel of



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

three arbitrators if the amount in
controversy is over $1 million.  All
arbitrators shall be selected by the process of appointment from a panel pursuant to
Section 13 of the AAA Commercial Arbitration
Rules and each arbitrator will have AAA-acknowledged expertise in the appropriate subject matter. Any award rendered in any such arbitration proceeding shall be final and binding, and judgment upon any such award may be entered in any court having jurisdiction.

          (b)  If any party to this Mortgage
or any other Loan Documents files a
proceeding in any court to resolve any such controversy, dispute or claim, such action shall not constitute a waiver of the right of such party or a bar to the right of any other party to seek arbitration under the provisions of this Section of that or any other claim, dispute or controversy, and the court shall, upon motion of any party brought within sixty (60) days after the initiation of such proceeding, direct that such controversy, dispute or claim be arbitrated in accordance with this Section.

          (c)  Notwithstanding any of the
foregoing, the parties hereto agree that no arbitrator or panel of arbitrators shall possess or have the power to (i) assess punitive damages, (ii) dissolve, rescind or reform (except that the arbitrator may construe ambiguous terms) the Loan
Obligations, this Mortgage or any of the other Loan Documents, (iii) enter judgment on the debt, (iv) exercise equitable powers or issue or enter any equitable remedies or (v) allow discovery of attorney/client privileged information. The Commercial Arbitration
Rules of the AAA are hereby modified to this extent for the purposes of arbitration of any dispute, controversy or claim arising out of, or in connection with, or relating to the Loan Obligations, this Mortgage or any of the other Loan Documents. The parties further agree to waive, each to each other, any claims for punitive damages, and agree that neither an arbitrator nor any court shall have the power to assess punitive damages.

          (d)  No provision of, or the
exercise of any rights under, this Section shall limit or impair the right of any party to this Mortgage or the other the Loan
Documents before, during or after any
arbitration proceeding to: (i) exercise self-help remedies such as setoff or repossession;
(ii) foreclose (judicially, nonjudicially, or otherwise) any lien on or security interest in any real or personal property collateral;
or (iii) obtain emergency relief from a court of competent jurisdiction to prevent the dissipation, damage, destruction, transfer, hypothecation, pledging or concealment of assets or of collateral securing any indebtedness, obligation or guaranty referenced in the Loan Documents. Such emergency relief may be in the nature of, but is not limited to: prejudgment attachments, garnishments, sequestrations, appointments of receivers or other emergency injunctive relief to preserve the status quo.

          (e)  In the event arbitration is
prohibited by law with respect hereto, any actions or proceedings with respect to the Note, the Loan Obligations, the Loan
Agreement, this Mortgage or the other Loan
Documents may be instituted in the courts of the State of Texas, the United States
District Court for the Southern District of
Texas, or elsewhere to the extent that
jurisdiction shall exist apart from the
provisions of this Section, as the Mortgagee may elect, and by execution and delivery of this Mortgage, the Mortgagor irrevocably and unconditionally submits to the nonexclusive jurisdiction (both subject matter and personal) of each such court, and irrevocably and unconditionally waives (i) any objection the Mortgagor may now or hereafter have to the laying of venue in any of such courts, and (ii) any claim that any action or proceeding brought in any of such courts has been brought in an inconvenient forum. Court proceedings may be instituted in the courts of the State of Florida and the United States
District Court for the Middle District of
Florida for the limited purposes of the
foreclosure or execution upon any lien or security interest in the collateral granted hereunder, as Mortgagee may elect.

     4.13  Future Advances.  Upon request by
Mortgagor, Mortgagee, at Mortgagee's option within twenty (20) years from the date of this Mortgage, may make future advances to Mortgagor. Such future advances, if any be made, with interest thereon, shall be secured by this Mortgage when evidenced by the Note or by promissory notes stating that said notes are secured hereby. At no time shall the principal amount of the indebtedness secured by this Mortgage, not including sums advanced in accordance herewith to protect the security of this Mortgage and interest on any such sums, exceed the sum of Five Million
Five Hundred Thousand and No/100 Dollars
($5,500,000.00).

IN WITNESS WHEREOF, the Mortgagor and
Mortgagee have caused this Mortgage to be properly executed as of the __ day of December, 1996.

                              MORTGAGOR

                              EMERITUS
CORPORATION,
                              a Washington
corporation
WITNESSES:

___________________           By:
_____________________________
Name:                              Name:
                                   Its:
___________________
Name:


STATE OF _____________   )
                         ):ss:
COUNTY OF _____________  )

     The foregoing instrument was
acknowledged before me this ____ day of
December, 1996, by ______________________, as
a/the ____________ of EMERITUS CORPORATION, a Washington corporation, on behalf of said corporation. He/she is personally known to me or produced __________________ as identification.



_____________________________
                              Print
Name:__________________
                              Notary Public
                              My Commission
Expires:




















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